UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 15, 2006

NOVADEL PHARMA INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

25 Minneakoning Road

Flemington, New Jersey 08822

(Address of principal executive offices) (Zip Code)

(908) 782-3431

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On December 15, 2006, NovaDel Pharma Inc. (the “Company”) issued a press release to report its financial results for the quarter ended October 31, 2006. A copy of the press release is furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On December 20, 2006, the Company issued a press release to announce the issuance of a patent by the Canadian Patent Office covering the use of multiple classes of drugs in oral sprays, as further discussed in Item 8.01 below, which is incorporated by reference herein. Such press release is being furnished pursuant to this Item 7.01 as Exhibit 99.2 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Events.

Canadian Patent No. 2,252,038 covers the use of a pharmacologically active compound selected from the group consisting of non-steroidal anti-inflammatories, anti-histamines, steroid hormones, benzodiazepines and anti-depressants for the preparation of a buccal aerosol pump spray composition that would be absorbed through the oral mucosa in a polar solvent. This patent complements a Canadian patent issued to the Company in March of 2006 that covered the use of a non-polar solvent. The Company’s patent portfolio includes eight patents which have been issued in the U.S. and 53 patents which have been issued outside of the U.S. Additionally, the Company has over 80 patents pending around the world.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of NovaDel Pharma Inc. dated December 15, 2006, titled “NovaDel Reports First Quarter Results.”

99.2	Press release of NovaDel Pharma Inc. dated December 20, 2006, titled “NovaDel Issued Second Canadian Patent for Oral Spray Delivery of Major Classes of Pharmaceuticals.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc.
By:	/s/ Michael E. Spicer
Name:	Michael E. Spicer
Title:	Chief Financial Officer

Date: December 21, 2006